UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2025

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

10 West Walnut Street, 5th Floor Pasadena, California	91103
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2025, Allison Hall, Senior Vice President, Chief Accounting Officer, of Dine Brands Global, Inc., a Delaware corporation (the “Corporation”), notified the Corporation of her retirement, effective January 2, 2026. Effective November 6, 2025, Ms. Hall will step down from her role as Senior Vice President, Chief Accounting Officer. Ms. Hall will remain with the Corporation as Chief Accounting Officer Emeritus from November 6, 2025 until January 2, 2026 to assist in the transition of the role.

Joseph F. Camperlingo, age 51, will join the Corporation on September 29, 2025 as Senior Vice President, Chief Accounting Officer Designee and will assume the role of Senior Vice President, Chief Accounting Officer, effective November 6, 2025. Since 2018, Mr. Camperlingo has served as Vice President, Transaction Support & Policy at The Walt Disney Company, a diversified worldwide entertainment company.

Per the terms of his offer letter, in connection with his appointment as Senior Vice President, Chief Accounting Officer, Mr. Camperlingo will receive a compensation package consisting of the following: (1) a salary of $370,000 annually, (2) participation in the Corporation’s annual incentive plan with a target payout of 50% of base salary, and (3) participation in the Corporation’s long-term equity incentive award program. In addition, Mr. Camperlingo will receive a one-time special grant of restricted stock having a grant date value of $300,000. This special grant of restricted stock will vest 50% on each of the next two anniversaries of the grant date, assuming Mr. Camperlingo remains continuously employed by the Corporation through each such vesting date. Mr. Camperlingo will also be entitled to participate in standard health and other benefit plans and perquisites that may be extended generally to the most senior executive officers of the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 17, 2025	DINE BRANDS GLOBAL, INC.

	By:	/s/ Christine K. Son
Christine K. Son
Senior Vice President, Legal, General Counsel and Secretary